179394.1 041224-20454
179394.1 041224-20454
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - June 11, 2003
                        (Date of Earliest Event Reported)

                                   WICKES INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                              36-35544758
---------------------------                                 -----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                   60061
------------------------------------------------              ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (847) 367-3400

Item 5.             Other Events.

                         On June 11, 2003,  the Company was notified that it has
                    regained compliance with Marketplace Rule 42.10 (c) (4) (the "Rule") that requires a minimum bid price of $1.00 per share and that this compliance matter is closed.

                         On October 11, 2002, the Company had been notified that
                    its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by the Nasdaq SmallCap Market set forth in the Rule.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    June 12, 2003

                                                              WICKES INC.



                                                  By:/S/ James Hopwood
                                                  ---------------------
                                                         James Hopwood
                                                         Chief Financial Officer